UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERCONTINENTAL EXCHANGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERCONTINENTAL EXCHANGE, INC. 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328 D42875-P51712

You invested in INTERCONTINENTAL EXCHANGE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2021.

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and Annual Report With Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
To be elected for terms expiring in 2022:
1a.	Hon. Sharon Y. Bowen	For
1b.	Shantella E. Cooper	For
1c.	Charles R. Crisp	For
1d.	Duriya M. Farooqui	For
1e.	The Rt. Hon. the Lord Hague of Richmond	For
1f.	Mark F. Mulhern	For
1g.	Thomas E. Noonan	For
1h.	Frederic V. Salerno	For
1i.	Caroline L. Silver	For
1j.	Jeffrey C. Sprecher	For
1k.	Judith A. Sprieser	For
1l.	Vincent Tese	For
2.	To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers.	For

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
4.	A stockholder proposal regarding adoption of a simple majority voting standard, if properly presented at the Annual	Against
Meeting.
Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

                                                 D42876-P51712